Other Current Financial Liabilities	12 Months Ended
Dec. 31, 2025
Other Current Financial Liabilities [Abstract]
OTHER CURRENT FINANCIAL LIABILITIES

20. OTHER CURRENT FINANCIAL LIABILITIES

As at December 31,	2025	2024
Derivative liabilities (Note 24)	$832, 432	$—
Interest payable(a)	19,342	20,849
Satellite performance incentive payments	3,230	2,708
Other	2,087	2,322
Security deposits	546	604
Other current financial liabilities	$857,637	$26,483

(a)      Interest payable included interest payable on indebtedness and satellite performance incentive payments.

Derivative liabilities

As consideration for the Telesat Lightspeed Financing, Telesat LEO, before the initial draw on the loan, on November 15, 2024, entered into an agreement with the Government of Canada and the Government of Quebec which irrevocably granted warrants equivalent to 11.87% of common shares in the equity of Telesat LEO on a fully diluted basis (“Telesat Lightspeed Financing Warrants”). The Telesat Lightspeed Financing Warrants are exercisable in whole or in part, at any time after the second anniversary of the date of their original issuance (November 15, 2026) and up to 10 years from the issuance date (November 15, 2034) subject to certain terms and conditions of the warrant agreement based upon an equity valuation of US$3 billion for Telesat LEO. In connection with a corporate reorganization (“Reorganization”) of Telesat LEO completed in September 2025, the Telesat Lightspeed Financing Warrants became exercisable for 11.87% of the limited partnership units of Lightspeed LEO Limited Partnership, a limited partnership which holds all of the Telesat LEO shares, which warrants were fair valued upon the completion of the conditions precedent. Unless the Warrant holder has expressly indicated that it does not consent to the Cash Settlement Option, the Partnership has the right to settle either in cash or units. As the warrants become exercisable at any time after November 15, 2026, the related derivative liabilities have been classified as current liabilities.

The movements in Telesat Lightspeed Financing Warrants were as follows:

	Government of Canada	Government of Quebec	Total
Balance on December 31, 2024	$519,948	$97,187	$617,135
Change in fair value	181,426	33,911	215,337
Impact of foreign exchange	(34)	(6)	(40)
Balance on December 31, 2025	$701,340	$131,092	$832,432

Fair value

The Company measured the fair value of the Telesat Lightspeed Financing Warrants using an American-style option pricing model which uses a number of unobservable inputs. Some of the inputs requiring significant assumptions and judgements include the value of the Telesat LEO business and the volatility.

Sensitivity

As a part of valuation of the Telesat Lightspeed Warrants, the Company assesses the impact of the changes in volatility.

As of December 31, 2025, the decrease in the volatility by 10% would result in a decrease in the value of the total Telesat Lightspeed Warrants of $27.3 million.

Changes in amounts in the assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in amounts may not be linear. The sensitivities have been calculated independently of changes in other key variables. Changes in one factor may result in changes in another, which could amplify or reduce certain sensitivities.

Actual operating results for the value of Telesat LEO business and the volatility could differ from the estimated balances used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.